 EXHIBIT 32

SECTION 906 CERTIFICATION BY DWIGHT O. SEEGMILLER

In connection with the Annual Report of Hills Bancorporation (the “Company”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dwight O. Seegmiller, Director, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2006	By: /s/ Dwight O. Seegmiller

Dwight O. Seegmiller, Director, President and Chief Executive Officer

SECTION 906 CERTIFICATION BY JAMES G. PRATT

In connection with the Annual Report of Hills Bancorporation (the “Company”) on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Pratt, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2006	By: /s/ James G. Pratt

James G. Pratt, Secretary, Treasurer and Chief Accounting Officer
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